UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant     ☒

Filed by a Party other than the Registrant     ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Zura Bio Limited

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

PROXY ZURA BIO LIMITED Annual General Meeting of Shareholders To be held on October 23, 2024 at 12:00 p.m. EDT This proxy is solicited by the Board of Directors The shareholder(s) named below, revoking all prior proxies, hereby appoint(s) Robert Lisicki, Verender Badial, and Kim Davis, or any of them, as proxies, each with the power to appoint his or her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the Class A ordinary shares of Zura Bio Limited (the “Company”) that the shareholder(s) is/are entitled to vote at the Annual General Meeting of Shareholders (the “Annual Meeting”) to be held at 12:00 p.m. EDT on Wednesday, October 23, 2024 and any adjournment thereof. The Annual Meeting will be held virtually, and for purposes of the Second Amended and Restated Memorandum and Articles of Association of the Company, the physical place of the Annual Meeting shall be at the offices of Cooley LLP, located at 55 Hudson Yards, New York, New York 10001, United States of America. In order to attend the meeting virtually, you must register at https://web.viewproxy.com/zura/2024 by 11:59 p.m. EDT on Tuesday, October 22, 2024. On the day of the Annual Meeting, if you have properly registered, you may enter the meeting by clicking on the link provided and entering the password you received via email in your registration confirmations. Further instructions on how to attend and vote at the Annual Meeting are contained in the Proxy Statement in the Sections titled “Questions and Answers About These Proxy Materials and Voting” under the headings “How do I attend the Annual Meeting?” and “How do I vote?” This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. (Continued and to be marked, dated, and signed on other side) • PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. • Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Annual Report and Proxy Statement are available at: https://web.viewproxy.com/ZURA/2024

Please mark your votes like this g

The Board of Directors recommends that you vote "FOR" each of the director nominees listed in Proposal 1, and "FOR" Proposals 2 and 3:

Proposal 1. Election of Directors: To elect, by ordinary resolution, nine (9) nominees for director to the Company's Board of Directors to hold office until the next annual general meeting of shareholders or until their respective successors have been elected and qualified, or until their earlier death, resignation or removal.

NOMINEES:	FOR	AGAINST	ABSTAIN
(1) Neil Graham	un	un	un
(2) Jennifer Jarrett	un	un	un
(3) Sandeep Kulkarni	un	un	un
(4) Robert Lisicki	un	un	un
(5) Amit Munshi	un	un	un
(6) Arnout Ploos van Amstel	un	un	un
(7) Steve Schoch	un	un	un
(8) Someit Sidhu	un	un	un
(9) Parvinder Thiara	un	un	un

DO NOT PRINT IN THIS AREA
(Shareholder Name & Address Data)

Proposal 2. Ratification of our independent registered public accounting firm: To ratify, by ordinary resolution, the appointment by the Audit Committee of the Company's Board of Directors of WithumSmith+Brown, PC as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2024 and until the next annual general meeting of shareholders to be held in 2025.

FOR un AGAINST un ABSTAIN un

Proposal 3. Adjournment of the Annual Meeting: To approve, by ordinary resolution, the adjournment of the Annual Meeting by the chairman thereof to a later date, if necessary, for the purpose of soliciting additional proxies in favor of the foregoing proposals, in the event the Company does not receive the requisite shareholder votes to approve the foregoing proposals.

FOR un AGAINST un ABSTAIN un

Address Change/Comments: (If you noted any Address Changes and/or Comments above, please mark box.) un

Note: Such other business that may properly come before the meeting.

VIRTUAL CONTROL NUMBER

Date ______________________

Signature ______________________

Signature (Joint Owners) ______________________

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

• PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. •

VIRTUAL CONTROL NUMBER

PROXY VOTING INSTRUCTIONS

Please have your 11-digit control number ready when voting by Internet or when voting during the Annual General Meeting.



INTERNET

Vote Your Proxy on the Internet:
Go to www.AALvote.com/ZURA

Have your proxy card available when you access the above website. Follow the prompts to vote your shares.



MAIL

Vote Your Proxy by Mail:

Mark, sign, and date your proxy card, then detach it and return it in the postage-paid envelope provided.